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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2012

BnetEFactor, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  333-178000

Nevada (State or other jurisdiction of incorporation) (I.R.S. Employerof incorporation)	30-0523156 (I.R.S. Employer Identification No.)
122 West 26th Street, 5th Floor New York, NY (Address of principal executive offices)	10001 (Zip Code)

Registrant’s telephone number, including area code:  (855) 263-8332

Horizontal Marketing Corp., 857 E. Southfork Drive, Draper UT  84040

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01

Entry into a Material Definitive Agreement.

I.

Acquisition of Assets of bNET Communications, Inc.

On November 30, 2012, BnetEFactor, Inc. (“we”, “us” or the “Company”) entered into an Asset Purchase Agreements (the “bNET Asset Purchase Agreement”) with bNET Communications, Inc., a Nevada corporation (“bNET”), pursuant to which we have agreed to purchase bNET’s digital media library in exchange for shares of our common stock.  The total number of shares of our Common Stock to be issued to bNET will be 3,100,000 shares. The closing is subject to a number of conditions, among which requires bNET to provide us with (1) audited financial statements for the fiscal years ended December 31, 2011 and 2010, and unaudited financial statements for the nine-month periods ended September 30, 2012 and 2011, along with a the audit report, with respect to the fiscal years ended December 31, 2011 and 2010, issued by a PCAOB registered firm; (2) a report of the value of the bNET Assets established by the independent fair market valuation; (3) the Company’s principal shareholders submit 7,800,000 shares of the Company’s Common Stock for cancellation and exchange for a like number of shares of the Company’s Series A Preferred Stock; (4) the Company receives all approvals and clearance from all financial industry regulatory authority, state regulatory agencies  and/or Depository Trust Company with respect to a proposed the 16-for-1 forward stock split (the “Forward Split) of the of the Company’s common stock;  and (5) all approvals and clearance from all regulatory authorities with respect to the proposed acquisition.

bNET’s digital media library consists of thousands of recorded conference programs and interviews.  bNET provides professional video and media content over IP based networks for emerging technology companies and any individuals interested in those companies.

bNET is principally controlled by Gerald E. Sklar, our Chairman, CEO and Secretary and Anthony Sklar, our Chief Technology Officer. Both Gerald E.

Sklar and Anthony Sklar each have beneficial ownership of 1,950,000 shares of our Common Stock, or collectively 3,900,000 shares of 44.3% of the Company’s 8,800,000 outstanding shares of Common Stock. As result of their control position, our acquisition of the bNET assets cannot be deemed to be an arms-length transaction.

II.

Acquisition of Assets of The E-Factor Corp.

On November 30, 2012, we entered into an Asset Purchase Agreements (the “EFactor Asset Purchase Agreement”) with The E-Factor Corp., a Delaware corporation (“EFactor”), pursuant to which we have agreed to purchase certain assets and intellectual property owned by EFactor in exchange for shares of our common stock.  The total number of our shares of Common Stock to be issued to EFactor will be 3,100,000 shares. The closing is subject to a number of conditions, among which requires EFactor to provide us with (1) audited financial statements for the fiscal years ended December 31, 2011 and 2010, and unaudited financial statements for the nine-month periods ended September 30, 2012 and 2011, along with a the audit report, with respect to the fiscal years ended December 31, 2011 and 2010, issued by a PCAOB registered firm; and (2) a report of the value of the EFactor Assets established by the independent fair market valuation; (3) the Company’s principal shareholders submit 7,800,000 shares of the Company’s Common Stock for cancellation and exchange for a like number of shares of the Company’s Series A Preferred Stock; (4) the Company receives all approvals and clearance from all financial industry regulatory authority, state regulatory agencies  and/or Depository Trust Company with respect to a proposed the 16-for-1 forward stock split (the “Forward Split) of the of the Company’s common stock;  and (5) all approvals and clearance from all regulatory authorities with respect to the proposed acquisition.

The E-Factor Corp. is the owner, operator and administrator of certain assets related to include social media network, on- and offline content and interests in other majority owned ventures (eFactor India) or wholly-owned subsidiaries that conduct business operations as EFactor Mentor and SmallBiz TV and certain other intellectual property.

The E-Factor Corp. is principally controlled by Anriaan Reinders, our President and Marion Freijsen our Chief Operating Officer. Both Mr. Reinders and Ms. Freijsen each have beneficial ownership of 1,950,000 shares of our Common Stock, or collectively 3,900,000 shares of 44.3% of the Company’s 8,800,000 outstanding shares of Common Stock. As result of their control position, our acquisition of the EFactor assets cannot be deemed to be an arms-length transaction

Upon satisfaction of the conditions to closing, bNET will own a controlling interest in and becomes the Company’s controlling shareholder.

The foregoing description of the Asset Purchase Agreements are qualified in its entirety by the full text of such document, which are filed as Exhibits 10.1 (1) and 10.1(2) to this report and incorporated by reference into this Item 1.01.

III.

Share Exchange to Acquire Home Training Initiative Ltd.

On November 30, 2012, the Company entered into an Exchange Agreement with Five5Five PTE Ltd. (“Five5Five”), the principal shareholder of Home Training Initiative Ltd, a United Kingdom company (“HT”) to acquire all of the capital stock of HT in exchange for 2,700,000 shares of our common stock (the “HT Exchange Shares”). HT is an online learning and workforce development provider that offers an innovative and highly-scalable range of online and blended learning programs to deliver workforce development training. In addition to its accredited learning programs, HT delivers a spectrum of services for individuals and organizations of all sizes – including job‐creation and job brokerage, personal and workforce development and online (non-accredited) short‐courses.  Upon satisfaction of the conditions to closing, the Company will operate HT as a wholly owned subsidiary.

The completion of the acquisition and the obligations of the Company to deliver the HT Exchange Shares is subject to the fulfillment by the parties (or waiver by the parties), at or prior to the closing, of the following conditions:

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The Company has completed the acquisition of the Bnet and E-Factor Assets under the Bnet and E-Factor Asset Purchase Agreements.

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The Company has received all approvals and clearance from all financial industry regulatory authority, state regulatory agencies associated with its implementation of the Forward Split.

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All consents, approvals, authorizations, qualifications and orders of governmental or regulatory bodies.

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HT has provided the Company with an opinion of legal counsel, satisfactory to the Company, that the Exchange of the HT Shares meets all, if any applicable government authorizations under the laws of the United Kingdom.

•

HT and HT Shareholder takes all action necessary to provide the Company with adequate business information required by Regulation S-X and any other filing requirements to be satisfied by the Company in connection with the acquisition of the HT capital stock.

The foregoing description of the key terms of the Exchange Agreement is qualified in its entirety by the full text of the document, which is filed as Exhibit 10.1 (3) to this report and incorporated by reference into this Item 1.01.

Item 9.01

 Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

10.1 (1)	Asset Purchase Agreement dated November 30, 2012, between BnetEFactor, Inc. and bNET Communications, Inc.
10.1 (2)	Asset Purchase Agreement dated November 30, 2012, between BnetEFactor, Inc. and The E-Factor Corp.
10.1 (3)	Exchange Agreement dated November 30, 2012, between BnetEFactor, Inc., Five5Five PTE Ltd., and Home Training Initiative Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BnetEFactor, Inc.

 (Registrant)

Dated: November 30, 2012

By:

/S/ Gerald E. Sklar

              Name:  Gerald E. Sklar

Title:

Chief Executive Officer

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